Photowatt Technologies Inc.
10,937,500 Common Shares
Underwriting Agreement
March •, 2007

Underwriting Agreement
March •, 2007
BMO Nesbitt Burns Inc.
UBS Securities LLC
     as the “Managing Underwriters”
c/o BMO Nesbitt Burns Inc.
1 First Canadian Place , 4th Floor
Toronto, Ontario   M5X 1H3
- and -
UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
          Photowatt Technologies Inc., a Canadian corporation (the “Company”) and wholly owned subsidiary of ATS Automation Tooling Systems Inc., an Ontario corporation (the “Parent”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives, an aggregate of 10,937,500 common shares (the “Firm Shares”) of the Company (the “Common Shares”). In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 1,640,625 Common Shares (the “Additional Shares”). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.” The Shares are described in the Prospectuses (as defined below) which are referred to below.
          The Company understands that the Underwriters propose to make a public offering of the Shares in the United States and in each of the provinces and territories of Canada, either directly or through their respective U.S. or Canadian broker-dealer affiliates, upon the terms set forth in the Prospectuses as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.
          The Company hereby acknowledges that, in connection with the proposed offering of the Shares, it has requested BMO Nesbitt Burns Inc. and UBS Financial Services Inc. (“BMO/UBS FinSvc”) to administer a directed share program (the “Directed Share Program”) under which up to 546,875 Firm Shares, or 5% of the Firm Shares to be purchased by the Underwriters (the “Reserved Shares”), shall be reserved for sale by BMO/UBS FinSvc at the initial public offering price to the Company’s officers, directors, employees and consultants and other persons having a relationship with the Company as designated by the Company (the “Directed Share Participants”) as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the “NASD”) and all other applicable laws, rules and regulations. The number of Shares available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved Shares. The Underwriters may offer any Reserved Shares not purchased by Directed Share Participants by •, 2007 to the general public on the same basis as the other Shares being issued and sold hereunder. The Company has supplied BMO/UBS FinSvc with the names, addresses and telephone numbers of the individuals or other entities which the Company has designated to be participants in the Directed Share Program. It is understood that any number of those so designated to participate in the Directed Share Program may decline to do so.
          The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1 (File No. 333-137044) under the Securities Act, including a U.S. prospectus, relating to the Shares.
          Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed, pursuant to Rule 430A or Rule 430C under the Securities Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Securities Act.
          The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of the U.S. preliminary prospectus, dated February 28, 2007, relating to the Shares. Except where the context otherwise requires, “U.S. Preliminary Prospectus,” as used herein, means such preliminary prospectus, in the form so furnished.
          Except where the context otherwise requires, “U.S. Preliminary Final Prospectus,” as used herein, means the final prospectus included in the Registration Statement at the time it became effective under the Securities Act in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.
          Except where the context otherwise requires, “U.S. Prospectus,” as used herein, means the prospectus, relating to the Shares filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act), in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.
          “Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Securities Act), if any, related to the offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act) (each such road show, an

“Electronic Road Show”). The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Securities Act, other than a Permitted Free Writing Prospectus.
          “Disclosure Package,” as used herein, means the U.S. Preliminary Final Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.
          The Company has prepared and filed with the Ontario Securities Commission in the province of Ontario (the “Reviewing Authority”) and with the securities regulatory authorities (the “Qualifying Authorities,” and together with the Reviewing Authority, the “Canadian Authorities”) in each of the other provinces and territories of Canada (together with Ontario, the “Qualifying Provinces”) a preliminary PREP prospectus relating to the Shares (in the English and French languages, as applicable, the “Preliminary PREP Prospectus”) pursuant to National Policy 43-201 – Mutual Reliance Review System for Prospectuses and Annual Information Forms. The Company has also filed the Preliminary PREP Prospectus with the Canadian Authorities pursuant to National Instrument 44-103 – Post-Receipt Pricing (the “PREP Procedures”). The Reviewing Authority has issued a preliminary Mutual Reliance Review System (“MRRS”) decision document for the Preliminary PREP Prospectus.
          In addition, the Company (A) has prepared and filed with the Canadian Authorities, a final PREP prospectus relating to the Shares (in the English and French languages, as applicable, the “Final PREP Prospectus”) which omits the PREP Information (as hereinafter defined) in accordance with the PREP Procedures, and (B) will prepare and file, promptly after the execution and delivery of this Agreement, with the Canadian Authorities, in accordance with the PREP Procedures, a supplemented PREP prospectus setting forth the PREP Information (in the English and French languages, as applicable, the “Supplemented PREP Prospectus”). The information included in the Supplemented PREP Prospectus that is omitted from the Final PREP Prospectus and which is deemed under the PREP Procedures to be incorporated by reference in the Final PREP Prospectus as of the date of the Supplemented PREP Prospectus is referred to herein as the “PREP Information.”
          The Preliminary PREP Prospectus is herein called the “Canadian Preliminary Prospectus”. The Final PREP Prospectus for which a final MRRS decision document has been received from the Reviewing Authority on behalf of itself and the other Qualifying Authorities, including the PREP information incorporated by reference therein, is herein referred to as the “Canadian Prospectus”, except that, if, after the execution of this Agreement, a Supplemented PREP Prospectus containing the PREP Information is thereafter filed with the Canadian Authorities, the term “Canadian Prospectus” shall refer to such Supplemented PREP Prospectus. Canadian securities laws (the “Canadian Securities Laws”) means, collectively, the applicable securities laws of each of the Qualifying Provinces and the respective regulations and rules made under those securities laws together with all applicable policy statements, blanket orders and rulings of the Canadian Authorities, as applicable, and the securities legislation and policies of each other relevant jurisdiction. Any references in this Agreement to the Canadian Preliminary

Prospectus or the Canadian Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Canadian Authorities pursuant to the System for Electronic Document Analysis and Retrieval (SEDAR).
          As used herein, “Preliminary Prospectuses” shall mean, collectively, the Canadian Preliminary Prospectus and the U.S. Preliminary Prospectus, “Preliminary Final Prospectuses” shall mean, collectively, the Final PREP Prospectus and the U.S Preliminary Final Prospectus, and “Prospectuses” shall mean, collectively, the Canadian Prospectus and the U.S. Prospectus.
          As used in this Agreement, “business day” shall mean a day on which either the Nasdaq Global Market (“Nasdaq”) or the Toronto Stock Exchange (the “TSX”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.
          The Company has prepared and filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), a registration statement (as amended, the “Exchange Act Registration Statement”) on Form 8-A (File No. •) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the class of securities consisting of the Common Shares.
          The Company, the Parent and the Underwriters agree as follows:
     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 10 hereof, in each case at the applicable U.S. or Canadian purchase price per Share set forth in Schedule B hereto. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effectiveness of this Agreement as in your judgment is advisable, and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectuses. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.
          In addition, the Company hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. The Over-Allotment Option may be exercised by the Managing Underwriters on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectuses, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the

Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as the Managing Underwriters may determine to eliminate fractional shares), subject to adjustment in accordance with Section 10 hereof.
     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by one or more wire transfers against delivery of the certificates for the Firm Shares to the Underwriters for the respective accounts of the Underwriters. Such payment and delivery shall be made at 8:45 A.M., New York City time, on March •, 2007 (unless another time shall be agreed to by the Managing Underwriters and the Company or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” At the time of purchase, the Company will deliver to the Managing Underwriters a certificate evidencing the Firm Shares in definitive form to be registered as directed by the Managing Underwriters.
          Payment of the purchase price for the Additional Shares shall be made to the Company at the additional time of purchase in the same manner as the payment for the Firm Shares. At the additional time of purchase, the Company will deliver to the Managing Underwriters a certificate evidencing the Additional Shares in definitive form to be registered as directed by the Managing Underwriters.
     Deliveries of the documents described in Section 8 hereof with respect to the purchase of the Shares shall be made at the offices of Blake, Cassels & Graydon LLP at 199 Bay Street, Toronto, Ontario M5L 1A9, at the time of purchase or additional time of purchase, as the case may be.
     3. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:
     (a) the Registration Statement has heretofore become effective under the Securities Act or, with respect to any Rule 462(b) Registration Statement to be filed, will be filed with the Commission and become effective under the Securities Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of the U.S. Preliminary Prospectus, the U.S. Preliminary Final Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission; the Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act;
     (b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Securities Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the U.S. Preliminary Final Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Securities Act; at no time during the period that begins on the earlier of the date of such U.S. Preliminary Final Prospectus and the date such U.S. Preliminary Final Prospectus was filed with the Commission and ends at the time of purchase did or will the U.S. Preliminary Final Prospectus, as then amended or supplemented, together with the pricing terms included in Schedule B and any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the U.S. Prospectus will comply, as of its date, the date that it is filed with the Commission, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Securities Act (including, without limitation, Section 10(a) of the Securities Act); at no time during the period that begins on the earlier of the date of the U.S. Prospectus and the date the U.S. Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares did or will the U.S. Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; no Permitted Free Writing Prospectus includes, included or will include any information that conflicts with the information then contained in the Registration Statement; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, the U.S. Preliminary Final Prospectus, the U.S. Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement, such U.S. Preliminary Final Prospectus, the U.S. Prospectus or such Permitted Free Writing Prospectus;

     (c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectuses, the Preliminary Final Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the U.S. Preliminary Prospectus, the Preliminary Final Prospectuses or the U.S. Prospectus, as the case may be, and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); each of the U.S. Preliminary Prospectus and the U.S. Preliminary Final Prospectus is a prospectus that, other than by reason of Rule 433 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act, including a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Securities Act) pursuant to Rules 164 and 433 under the Securities Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares contemplated by the Registration Statement; and the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Securities Act) related to the offering of the Shares contemplated hereby is solely the property of the Company; the Company has caused there to be made available at least one version of a “bona fide electronic road show” (as defined in Rule 433 under the Securities Act) in a manner that, pursuant to Rule 433(d)(8)(ii) under the Securities Act, causes the Company not to be required, pursuant to Rule 433(d) under the Securities Act, to file, with the Commission, any Electronic Road Show;
     (d) the Company is eligible to use the PREP Procedures. A receipt has been obtained from the Reviewing Authority on behalf of itself and the other Qualifying Authorities in respect of the Final PREP Prospectus and no order suspending the distribution of the Shares has been issued by the Reviewing Authority or any of the Qualifying Authorities. At the time the Registration Statement became effective under the Securities Act and at all times subsequent thereto up to and including the time of purchase (and if any Additional Shares are purchased, at the additional time of purchase), the Canadian Prospectus complied and will comply in all material respects with the securities laws applicable in the Province of Ontario as interpreted and applied by the Reviewing Authority (including the PREP Procedures); and the Canadian Prospectus and any amendment or supplement thereto constituted and will constitute full, true and plain disclosure of all material facts relating to the Company and the Shares, and did not and will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Canadian Prospectus or any supplement or amendment thereto in reliance upon and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Canadian Prospectus or any supplement or amendment thereto;
     (e) each Canadian Preliminary Prospectus and the Canadian Prospectus complied when filed in all material respects with the applicable securities legislation of the Province of Ontario and the other Qualifying Provinces and each Canadian Preliminary Prospectus and the Canadian Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with SEDAR;
     (f) as of the date of this Agreement, there have been no material changes in the Company’s authorized and outstanding capitalization from that set forth in the sections of the Registration Statement, the Preliminary Final Prospectuses and the Prospectuses entitled “Capitalization” and “Description of Share Capital” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, there have been no material changes in the Company’s authorized and outstanding capitalization from that set forth in the sections of the Registration Statement, the Preliminary Final Prospectuses, and the Prospectuses, entitled “Capitalization” and “Description of Share Capital” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus); all of the issued and outstanding shares, including the Common Shares, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. Except as disclosed in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, there are no agreements, arrangements or understandings among or between any shareholder of the Company with respect to the Company or the voting or disposition of the Company’s shares that will survive the sale of the Shares pursuant to this Agreement; the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution on the Nasdaq and have been conditionally approved for listing on the TSX subject only to compliance with minimum distribution requirements and the Company providing the TSX certain required routine documentation;
     (g) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Canada, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

     (h) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby, including the reorganization (the “Reorganization”) of the Company as described in the Prospectuses under the section entitled “Our Relationship with ATS”, or (iii) prevent the Common Shares from being accepted for listing on, or result in the delisting of the Common Shares from, the TSX or Nasdaq (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”);
     (i) the Company has no subsidiaries (as defined under the Securities Act) other than the subsidiaries identified as such on Schedule C attached hereto (collectively, the “Subsidiaries”); the Company owns all of the issued and outstanding capital stock of each of the Subsidiaries; other than the capital stock of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the by-laws or equivalent organizational documents of the Company and each Subsidiary, as the case may be, and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; and, except as disclosed in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses or the Free Writing Prospectuses, if any, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

     (j) the Shares to be sold by the Company pursuant hereto have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; and the Shares to be sold by the Company pursuant hereto, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s charter or by-laws or any agreement or other instrument to which the Company is a party;
     (k) the share capital of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, and the certificates for the Shares have been approved by the Company and comply with all applicable laws and the rules of the TSX;
     (l) all necessary corporate action has been taken by the Company to authorize the execution and delivery of this Agreement and the transactions contemplated hereby, and this Agreement has been duly authorized, executed and delivered by the Company;
     (m) there are no contracts or documents which are required to be filed as exhibits to the Registration Statement or with the Canadian Authorities in connection with the offering of the Shares which have not been so filed as required;
     (n) the Company is a reporting issuer under the securities laws of each province of Canada that recognizes the concept of reporting issuer and is not on the list of defaulting reporting issuers maintained by the Canadian Authorities that maintain such a list;
     (o) Computershare Investor Services Inc., located in Toronto, Ontario, is the duly appointed registrar and transfer agent of the Company with respect to its Common Shares in Canada, and Computershare Trust Company, N.A., located in Denver, Colorado is the duly appointed U.S. registrar and transfer agent of the Company with respect to its Common Shares in the United States;
     (p) the Company is and, upon completion of the transactions described herein, will be, a “foreign private issuer” within the meaning of Rule 3b-4 under the Exchange Act;
     (q) neither the Company nor any of the Subsidiaries is (A) in violation of its charter or by-laws, (B) in breach or violation of or in default under, nor has any event occurred which, with notice, lapse of time or both, would result in any breach, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, (C) in violation of any federal, state, local or foreign law, regulation or rule, (D) in violation of any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the TSX or Nasdaq), or (E) in violation of any decree, judgment or order applicable to it or any of its properties, except with respect to (B) through (E), where such breach or violation would not, individually or in the aggregate, have a Material Adverse Effect;
     (r) the execution, delivery and performance of this Agreement, the issuance and sale of the Shares to be sold by the Company pursuant hereto, and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the charter or by-laws of the Company or any of the Subsidiaries, (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, (C) any federal, state, local or foreign law, regulation or rule, (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the TSX or Nasdaq), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except with respect to (B), where such breach, default or violation would not, individually or in the aggregate, have a Material Adverse Effect;
     (s) no approval, authorization, consent or order of or filing with any federal, state, provincial, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the TSX and Nasdaq), or approval of the shareholders of the Company, is required to be obtained or made by the Company in connection with the issuance and sale of the Shares to be sold by the Company pursuant hereto or the consummation of the transactions contemplated hereby, other than those associated with (i) the registration of the Shares under the Securities Act and the Exchange Act, which has been effected (or, with respect to any Rule 462(b) Registration Statement to be filed hereunder, will be effected in accordance herewith), (ii) any necessary qualification or notification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iii) the by-laws or Conduct Rules of the NASD, (iv) the listing of the Shares on the TSX or Nasdaq, or (v) the completion of the Reorganization;
     (t) except as described in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses or the Free Writing Prospectuses, if any, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any Common Shares or shares of any other share capital or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Common Shares or shares of any other share capital of or other equity interests in the Company, (iii) no person has the right, contractual or otherwise, to cause the Company to allow such person to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, (iv) no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any Common Shares or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, and (v) no person has any right to require the Company to qualify the sale of any securities under the Canadian Prospectus or to require the Company to file any other prospectus with any of the Canadian Authorities;
     (u) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses as described in the Registration Statement, the Preliminary Final, Prospectuses, the Prospectuses or the Permitted Free Writing Prospectus, if any, except where failure to have these or do so, as applicable, would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;
     (v) except as disclosed in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses or the Free Writing Prospectuses, if any, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the TSX and Nasdaq), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect;
     (w) KPMG LLP, whose report on the combined financial statements of the Company and the Subsidiaries is included in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any,

are independent registered public accountants as required by the Securities Act, the rules of the Public Company Accounting Oversight Board, and Canadian Securities Laws. There has not been any disagreement (as defined in section 4.11 of National Instrument 51-102) between the Company and KPMG LLP;
     (x) the combined financial statements included in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly, in all material respects, the combined financial position of the Company and the Subsidiaries as of the dates indicated and the combined results of operations, cash flows and changes in shareholders’ equity of the Company for the periods specified and have been prepared in compliance with Canadian generally accepted accounting principles applied on a consistent basis during the periods involved and have been reconciled to U.S. generally accepted accounting principles in accordance with Item 18 of Form 20-F under the Exchange Act; the other financial and statistical data included in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented, in all material respects, and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses or any Permitted Free Writing Prospectuses, if any, that are not included as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations) that are required to be disclosed in the Registration Statement but that are not described in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses or the Permitted Free Writing Prospectuses, if any, and all disclosures contained in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses, and the Permitted Free Writing Prospectuses, if any, of “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable;
     (y) subsequent to the respective dates as of which information is given in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction entered into by the Company or any Subsidiary which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any material change in the share capital or outstanding indebtedness of the Company or any Subsidiaries, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, in each case except as described in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses or the Permitted Free Writing Prospectuses, if any;
     (z) the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A-1 hereto, of each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act) and the Parent;
     (aa) neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares will it be, and, immediately after giving effect to the offering and sale of the Shares, will it be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a “passive foreign investment company” or a “controlled foreign corporation,” as such terms are defined in the Internal Revenue Code of 1986, as amended;
     (bb) except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and each of the Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances; and all the property described in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases;
     (cc) except as disclosed in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, as under development), except where the failure to own, license or have such rights would not, individually or in the aggregate, result in a Material Adverse Effect (collectively, “Intellectual Property”): (i) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the Registration Statement (excluding the exhibits thereto), the Preliminary Final Prospectuses and the Prospectuses disclose is licensed to the Company;

(ii) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, as under development, infringe or violate, any patent, trademark, tradename, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (vi) the Company and the Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any Subsidiary, and all such agreements are in full force and effect; (vii) to the Company’s knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (viii) to the Company’s knowledge, there is no prior art that is material to the patentability of any patent application or issued patent within the Intellectual Property that has not been disclosed to the U.S. Patent and Trademark Office or the Canadian Intellectual Property Office, as applicable;
     (dd) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice, within the meaning of applicable French, Canadian or United States labor laws; except for matters which would not, individually or in the aggregate, result in a Material Adverse Effect, (i) there is (A) no unfair labour practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, the Canada Industrial Relations Board or the Ontario Labor Relations Board, as applicable, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries, and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries, and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

     (ee) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, result in a Material Adverse Effect; except as disclosed in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses or the Permitted Free Writing Prospectuses, if any, there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, result in a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order, or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law); the Company has taken all such actions as may be necessary to make available to it the environmental indemnity contained in Section 7.4.6 of the Solar France Share Purchase Agreement, dated as of April 17, 1997, among Matrix Solar Technologies, Inc. (now Photowatt Technologies USA Inc.) and the persons named in Annex 1 thereto;
     (ff) in the ordinary course of their business, the Company and each of the Subsidiaries conduct periodic reviews of the effect of the Environmental Laws on their respective businesses, operations and properties, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);
     (gg) all United States, Canadian and foreign tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided;
     (hh) there are no transfer taxes or other similar fees or charges under Canadian or U.S. federal law or the laws of any state, province or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares;
     (ii) no stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada or the laws of any province in connection with the creation, issuance, sale and delivery to the Underwriters of the Shares or the authorization, execution, delivery and performance of this Agreement or the resale of Shares by an Underwriter to U.S. residents;
     (jj) the Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; and neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;
     (kk) except as disclosed in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses or the Permitted Free Writing Prospectuses, if any, neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or the Prospectuses, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement, except where such termination or non-renewal would not, individually or in the aggregate, have a Material Adverse Effect;
     (ll) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated), and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;
     (mm) the Company has established “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act and Multilateral Investment 52-109 – Certification of Disclosure in Issuers’ Annual and Interim Filings); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities;
     (nn) the Company has taken all necessary actions to provide reasonable assurance that, upon the filing of the Registration Statement, the Company and the Subsidiaries will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder, as well as the rules and regulations of Nasdaq and the TSX;
     (oo) except as described in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and any Permitted Free Writing Prospectuses, there are no business relationships, related-party transactions, off-balance sheet transactions or any other non-arm’s length transactions involving the Company or any of its Subsidiaries;
     (pp) each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and any Permitted Free Writing Prospectuses, has been made on a reasonable basis and in good faith;
     (qq) all statistical or market-related data included in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate;
     (rr) the statements set forth in Registration Statement, the Preliminary Final Prospectuses and the Prospectuses under the headings “Certain Canadian Federal Income Tax Considerations”, “Business – Legal and Regulatory Matters”, “Certain U.S. Federal Income Tax Considerations”, “Underwriting” and “Description of Share Capital”, in the Canadian Preliminary Prospectus and the Canadian Prospectus under “Eligibility for Investment” and “Statutory Rights of Withdrawal and Rescission”, and in the Registration Statement under “Part II – Indemnification of Directors and Officers”, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are, in all material respects accurate, complete and fair summaries of such legal matters, agreements, documents or proceedings;
     (ss) neither the Company nor any of the Subsidiaries has nor, to the Company’s knowledge, has any employee or agent of the Company or any Subsidiary made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any;
     (tt) the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;
     (uu) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company;
     (vv) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement and the Prospectuses;
     (ww) neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected, to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in violation of applicable securities laws;
     (xx) the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and any amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Registration Statement, the Preliminary Final Prospectuses and the Prospectuses, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program;
     (yy) no consent, approval, authorization or order of, or filing with, any governmental or regulatory commission, board, body, authority or agency, other than those heretofore obtained or made, is required in connection with the offering of the Reserved Shares in any jurisdiction where the Reserved Shares are being offered;
     (zz) the Company has not offered, or caused the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company or any of the Subsidiaries to alter the customer’s or supplier’s level or type of business with the Company or any of the Subsidiaries, or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of the Subsidiaries or any of their respective products or services;
     (aaa) to the Company’s knowledge, there are no affiliations or associations between (i) any member of the NASD, and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Final Prospectuses and the Prospectuses; and
     (bbb) the Company has taken all actions and obtained all consents and approvals required to complete the Reorganization.
          In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or such Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.
          4. Representations and Warranties of the Parent. The Parent represents and warrants to, and agrees with, each of the Underwriters that:
     (a) the execution and delivery by the Parent of, and the compliance by the Parent with, this Agreement and the Reorganization agreements listed under the heading “Material Contracts” in the Canadian Prospectus (the “Reorganization Agreements”) and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) the charter or by-laws or other organizational instruments of the Parent or any of its subsidiaries (other than the Company and its Subsidiaries), (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Parent or any of its subsidiaries (other than the Company and its Subsidiaries) is a party or by which the Parent or any of its subsidiaries (other than the Company and its Subsidiaries) is bound or to which any of the property or assets of the Parent or any of its subsidiaries (other than the Company and its Subsidiaries) is subject, (iii) any federal, state, local or foreign law, regulation or rule, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the TSX), or (v) any decree, judgment or order applicable to the Parent or any of its properties; except, in respect to (ii) above, for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, (a) affect the ability of the Parent to consummate the transactions contemplated by the Reorganization or (b) reasonably be expected to result in a Material Adverse Effect;
     (b) the Parent has not, prior to the execution of this Agreement, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act), or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectuses, the Preliminary Final Prospectuses or the Permitted Free Writing Prospectuses, if any;
     (c) the Reorganization and the Reorganization Agreements have been duly authorized by the Parent and constitute valid and binding obligations of the Parent, enforceable against the Parent in accordance with their terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and (ii) to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);
     (d) this Agreement has been duly authorized, executed and delivered by or on behalf of the Parent, and is a legal, valid and binding agreement of the Parent enforceable in accordance with its terms;
     (e) the Parent has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Province of Ontario;
     (f) to the best knowledge of the Parent and its subsidiaries (other than the Company and its Subsidiaries) the representations and warranties of the Company contained in Section 3 of this Agreement are true and correct;
     (g) no action, approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or order of or filing with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the TSX and Nasdaq), is required in connection with the consummation by the Parent of the transactions contemplated hereby other than the completion of the Reorganization;
     (h) neither the Parent nor any of its affiliates has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in violation of applicable securities laws;
     (i) there are no affiliations or associations between any member of the NASD and the Parent, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Final Prospectuses and the Prospectuses;

     (j) there are no legal or governmental proceedings pending or, to the knowledge of the Parent, threatened to which the Parent is a party or to which any of the properties of the Parent is subject other than proceedings that would not have a material adverse effect on the power or ability of the Parent to perform its obligations under this Agreement or to consummate the transactions contemplated by the Registration Statement and the Prospectuses; and
     (k) the Parent has taken all actions and obtained all consents and approvals required to complete the Reorganization.
          In addition, any certificate signed by the Parent and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Parent, as to matters covered thereby, to each Underwriter.
     5. Certain Covenants of the Company. The Company hereby agrees:
     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as the Underwriters may designate and to maintain such qualifications in effect so long as the Underwriters may request for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise the Underwriters of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the U.S. Preliminary Prospectuses, the U.S. Preliminary Final Prospectus or the U.S. Prospectus as the Underwriters may request for the purposes contemplated by the Securities Act;
     (c) to make available to the Underwriters, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Canadian Preliminary Prospectus (and each amendment thereto) and the Canadian Prospectus as the Underwriters may request without charge for the purposes contemplated under Canadian Securities Laws;
     (d) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement or a Rule 462(b) Registration Statement to be filed with the Commission and become effective before the Shares may be sold or an amendment or supplement to the Canadian Prospectus be filed with the Reviewing Authority, the Company will use its best efforts to cause such post-effective amendment, such Registration Statement or such Canadian

Prospectus to be filed and become effective, as applicable, and will pay any applicable fees in accordance with the Securities Act, as soon as possible; and the Company will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, (ii) if Rule 430A under the Securities Act is used, when the U.S. Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules) and (iii) when the Canadian Supplemented PREP Prospectus, in the English and French languages in compliance in all respects with National Instrument 44-103, is filed with the Canadian Authorities, (which shall be filed not later than 5:00 P.M., New York City time on March •, 2007);
     (e) to advise the Underwriters promptly, confirming such advice in writing, of any request by the Commission or any Canadian Authorities for amendments or supplements to the Registration Statement, any Exchange Act Registration Statement, the Preliminary Prospectus, the Preliminary Final Prospectus, the U.S. Prospectus, or the Canadian Prospectus, as applicable, or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement or any Canadian Authorities issue an order similarly affecting the status of any Canadian Prospectus, to use its best efforts to obtain the lifting or removal of such order or similar request as soon as possible; to advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement, any Exchange Act Registration Statement, the Preliminary Prospectus, the Preliminary Final Prospectus, the U.S. Prospectus, or the Canadian Prospectus, and to provide the Underwriters and Underwriters’ counsel with copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which the Underwriters shall reasonably object in writing;
     (f) subject to Section 5(e) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission, in order to comply with the Exchange Act, or with the Canadian Authorities, in order to comply with applicable Canadian Securities Laws, and for so long as a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares;
     (g) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Securities Act or Canadian Securities Laws to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectuses then being used so that the Prospectuses would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectuses to cause the Prospectuses to comply with the requirements of the Securities Act, and, in each case, during such time, subject to Section 5(e) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectuses as may be necessary to reflect any such change or to effect such compliance;
     (h) to make generally available to its security holders, and to deliver to the Underwriters, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Securities Act) covering a period of twelve months beginning after the time of purchase, as soon as is reasonably practicable after the termination of such twelve-month period; provided that the obligation to deliver such earnings statement to the Underwriters may be satisfied by the Company filing such document with the Commission on its Electronic Data Gathering, Analysis and Retrieval System (EDGAR).
     (i) to furnish one copy for each Managing Underwriter and one copy for underwriters’ counsel of the Registration Statement, as initially filed with the Commission, and all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;
     (j) to furnish to the Underwriters, upon their request, as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly combined financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 8(e) hereof;
     (k) to apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Registration Statement, the Preliminary Final Prospectuses and the Prospectuses and to file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required by Rule 463 under the Securities Act;
     (l) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Preliminary Prospectus, the U.S. Prospectus, the Canadian Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any agreement among the Underwriters, any dealer agreements, any powers of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv)

the qualification of the Shares for offering and sale under state, provincial or foreign laws and the determination of their eligibility for investment under state, provincial or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the TSX and Nasdaq, and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the reasonable legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the costs and expenses of qualifying the Shares for inclusion in the book-entry settlement system of the DTC and CDS, (x) the preparation and filing of the Exchange Act Registration Statement, including any amendments thereto, (xi) the offer and sale of the Reserved Shares, including all costs and expenses of BMO Nesbitt Burns Inc., UBS Financial Services Inc. and the Underwriters, including the reasonable fees and disbursement of counsel for the Underwriters, and (xii) the performance of the Company’s other obligations hereunder;
     (m) to comply with Rule 433(d) under the Securities Act (without reliance on Rule 164(b) under the Securities Act) and with Rule 433(g) under the Securities Act;
     (n) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the Prospectuses (the “Lock-Up Period”), without the prior written consent of the Managing Underwriters, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Shares or any other securities of the Company that are substantially similar to Common Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any Common Shares or any other securities of the Company that are substantially similar to the Common Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares or any other securities of the Company that are substantially similar to the Common Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of the Common Shares or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares as contemplated by this Agreement, (B) issuances of the Common Shares upon the exercise of any rights, options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Preliminary Final Prospectuses and the Prospectuses, (C) the issuance of stock options and restricted stock units not exercisable during the Lock-Up Period pursuant to employee or executive compensation arrangements described in the Registration Statement (excluding the exhibits thereto), the Preliminary Final Prospectuses and the Prospectuses, or (D) the filing of registration statements on Form S-8; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 5(n) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;
     (o) prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Shares, without the Managing Underwriters’ prior consent, which shall not be unreasonably withheld;
     (p) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares by means of any “prospectus” (within the meaning of the Securities Act), or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case, other than the Prospectuses and the Permitted Free Writing Prospectuses;
     (q) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in violation of applicable securities laws;
     (r) to use commercially reasonable efforts to maintain the listing of the Common Shares, including the Shares, on the TSX and Nasdaq;
     (s) to cause each Directed Share Participant that purchases $100,000 worth of Reserved Shares or more to execute a Lock-Up Agreement and otherwise to cause the

Reserved Shares to be restricted from sale, transfer, assignment, pledge or hypothecation to such extent as may be required by the NASD and its rules, and to direct the transfer agent to place stop transfer restrictions upon such Reserved Shares during the Lock-Up Period or any such longer period of time as may be required by the NASD and its rules; and to comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Reserved Shares are offered in connection with the Directed Share Program;
     (t) to maintain a U.S. and Canadian transfer agent and a registrar for the Common Shares; and
     (u) to take such actions as may be necessary to effect the Reorganization.
     6. Certain Covenants of the Parent. The Parent hereby agrees:
     (a) not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Securities Act), or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Prospectuses;
     (b) not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in violation of applicable securities laws;
     (c) to advise the Underwriters promptly, and if requested by the Underwriters, confirm such advice in writing, so long as a prospectus is required by the Securities Act or Canadian Securities Laws to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, of (i) any change in information in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, relating to the Parent, or (ii) any new material information relating to the Company or relating to any matter stated in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, which comes to the attention of the Parent; and
     (d) to take such action as may be necessary to effect the Reorganization.
     7. Reimbursement of Underwriters’ Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to Section 9(2)(A), (C), (D) or (E) hereof or the fifth paragraph of Section 10 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5(l) hereof, reimburse the Underwriters for all of their actual accountable out-of-pocket expenses to the extent incurred. In addition, if the Shares are not delivered for any reason, the Company shall reimburse the Underwriters for the reasonable fees and disbursements of their counsel in an amount not to exceed Cdn$1,000,000. The parties hereto agree that the provisions of this Section 7 shall supersede any and all prior understandings and agreements pertaining to the reimbursement of Underwriters’ expenses relating to the offering of Shares contemplated by this Agreement if such offering is not completed.
     8. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company and the Parent on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and the Parent of each of their respective obligations hereunder and to the following additional conditions precedent:
     (a) The Company shall furnish to the Underwriters at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Shearman & Sterling LLP, United States counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Managing Underwriters, in the form set forth in Exhibit B hereto.
     (b) The Company shall furnish to the Underwriters at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Blake, Cassels and Graydon LLP, Canadian counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Managing Underwriters, in the form set forth in Exhibit C hereto.
     (c) The Company shall furnish to the Underwriters at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Ernst & Young, Société d’Avocats, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to Managing Underwriters, in the form set forth in Exhibit D hereof.
     (d) The Company shall furnish to the Underwriters at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Stewart McCuaig, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Managing Underwriters, in the form set forth in Exhibit E hereto.
     (e) The Underwriters shall have received from KPMG LLP, independent chartered accountants for the Company, comfort letters dated, respectively, the date of this Agreement, the date of the U.S. Prospectus, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters and their respective U.S. or Canadian affiliates (with executed copies for each of the Underwriters) in the forms satisfactory to the Managing Underwriters, which comfort letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any.
     (f) The Underwriters shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special United States counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Managing Underwriters.
     (g) The Underwriters shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Davies Ward Phillips & Vineberg LLP, Canadian counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Managing Underwriters.
     (h) The Underwriters shall have received opinions of KPMG LLP, dated the date of the Canadian Preliminary Prospectus, the date of the Canadian Prospectus, the date hereof, the time of purchase and, if applicable, the additional time of purchase, respectively, in form and substance satisfactory to the Underwriters, addressed to the Underwriters, the Company and their respective counsel, to the effect that the French language version of the Financial Information contained in each Canadian Preliminary Prospectus and the Canadian Prospectus is, in all material respects, a complete and proper translation of the English language version thereof.
     (i) No Preliminary Prospectus, Prospectus or amendment or supplement to the foregoing or to the Registration Statement shall have been filed to which the Underwriters shall have reasonably objected in writing.
     (j) The Registration Statement, the Exchange Act Registration Statement and any Rule 462(b) Registration Statement required to be filed, prior to the sale of the Shares, shall have been filed and shall have become effective under the Securities Act. The U.S. Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Securities Act). The Canadian Prospectus containing the PREP Information has been filed with the Canadian Authorities in accordance with the PREP Procedures.
     (k) Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued and remain effective under the Securities Act or proceedings initiated (and not revoked) under Section 8(d) or 8(e) of the Securities Act and no order having the effect of ceasing or suspending the distribution of the Shares or the trading in the securities of the Company or any other securities of the Company shall have been issued or proceedings therefor initiated or, to the Company’s knowledge, threatened by any securities commission, securities regulatory authority or stock exchange in Canada or the United States; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Preliminary Final Prospectuses, the Prospectuses or the Permitted Free Writing Prospectuses, if any, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
     (l) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to the Underwriters a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit F hereto.
     (m) The Parent will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to the Underwriters a certificate signed by the Parent, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit G hereto.
     (n) You shall have received each of the signed Lock-Up Agreements referred to in Section 3(z) and Section 5(s) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.
     (o) The Company and the Parent shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, as of the time of purchase and, if applicable, the additional time of purchase, as the Underwriters may reasonably request.
     (p) The Shares shall have been conditionally approved for listing or quotation on the TSX and Nasdaq, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase and the satisfaction of standard listing conditions.
     (q) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

     (r) The Reorganization shall have become effective.
     9. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.
          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Managing Underwriters, if (1) since the time of execution of this Agreement there has been any change or any development involving a prospective change in the business, properties, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Managing Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the TSX, Nasdaq, New York Stock Exchange, or American Stock Exchange; (B) a suspension or material limitation in trading in the Company’s or the Parent’s securities on the TSX or Nasdaq; (C) a general moratorium on commercial banking activities declared by U.S. federal, Canadian provincial or federal, or New York state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Canada; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or Canada or a declaration by the United States or Canada of a national emergency or war; or (E) any other national or international calamity or crisis or any material adverse change in the financial, political or economic conditions in the United States, Canada or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Managing Underwriters, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary Final Prospectuses, the Prospectuses and the Permitted Free Writing Prospectuses, if any.
          If the Managing Underwriters elect to terminate this Agreement as provided in this Section 9, the Company, the Parent and each Underwriter shall be notified promptly in writing.
          If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company or the Parent, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company and the Parent shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 7 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Company or the Parent under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.
     10. Increase in Underwriters’ Commitments. Subject to Sections 8 and 9 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 8 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 9 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as the Underwriters may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.
          Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by the Underwriters with the approval of the Company or selected by the Company with the Underwriters’ approval).
          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or the Underwriters shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement, the U.S. Prospectus, the Canadian Prospectus or in any other documents may be effected.
          The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.
          If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company or the Parent to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or to the Parent. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     11. Indemnity and Contribution.
     (a) The Company and the Parent, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and affiliates, and any person who controls any Underwriter within the meaning of Section 15 of the

Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, Canadian Securities Laws, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Preliminary Prospectuses, the Preliminary Final Prospectuses and the Prospectuses or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by any Underwriter through the Managing Underwriters to the Company expressly for use in, the Registration Statement, the Preliminary Prospectuses, the Preliminary Final Prospectuses and the Prospectuses or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement, the Preliminary Prospectuses, the Preliminary Final Prospectuses and the Prospectuses in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement, the Preliminary Prospectuses, the Preliminary Final Prospectuses or Prospectuses or was necessary to make such information not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectuses (the term Prospectuses for the purpose of this Section 11 being deemed to include the Preliminary Prospectuses, the Preliminary Final Prospectuses, the Prospectuses and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Company, which “issuer information” is required to be, or is, filed with the Commission, or in any Prospectuses together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by any Underwriter through the Managing Underwriters to the Company expressly for use in, such Prospectuses, Permitted Free Writing Prospectus or issuer information or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectuses or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
Without limitation of and in addition to its obligations under the other paragraphs of this Section 11, the Company agrees to indemnify, defend and hold harmless each of BMO Nesbitt Burns Inc. and UBS Financial Services Inc. and their respective partners, directors, officers and affiliates, and any person who controls either of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such person may incur under the Securities Act, the Exchange Act, Canadian Securities Laws, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (1) arises out of or is based upon (a) any of the matters referred to in clauses (i) and (ii) of the first paragraph of this Section 11(a), or (b) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or on behalf or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (2) is or was caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved Shares that the Directed Share Participant has agreed to purchase; or (3) otherwise arises out of or is based upon the Directed Share Program, provided, however, that the Company shall not be responsible under this clause (3) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of BMO Nesbitt Burns Inc. and/or UBS Financial Services Inc. in conducting the Directed Share Program. Section 11(d) shall apply equally to any Proceeding (as defined below) brought against BMO Nesbitt Burns Inc. and/or UBS Financial Services Inc. or any such person in respect of which indemnity may be sought against the Company pursuant to the immediately preceding sentence, except that the Company shall be liable for the expenses of one separate counsel (in addition to any local counsel) for BMO Nesbitt Burns Inc. and/or UBS Financial Services Inc., as applicable, and any such person, separate and in addition to counsel for the persons who may seek indemnification pursuant to the first paragraph of this Section 11(a), in any such Proceeding.
     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, the Parent, their directors and officers and any person who controls the Company or the Parent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Parent or any such person may incur under the Securities Act, the Exchange Act, Canadian Securities Laws, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by any Underwriter through the Managing Underwriters to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Preliminary Prospectuses, the Preliminary Final Prospectuses and the Prospectuses, or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement, Preliminary Prospectus, the Preliminary Final Prospectuses or Prospectuses in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement, the Preliminary Final Prospectuses, the Preliminary Prospectus, or Prospectus or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by any Underwriter through the Managing Underwriters to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (c) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company, the Parent or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 11, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party (or, in the case such indemnifying party is the Parent, by the Parent in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent (or, in the case such indemnifying party is the Parent, without the written consent of the Parent) but, if settled with its written consent (or, in the case such indemnifying party is the Parent, with the written consent of the Parent), such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party (or, where such indemnifying party is the Parent, requested the Parent) to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 11(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party (or, where such indemnifying party is the Parent, receipt by the Parent) of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement, and (iii) such indemnified party shall have given the indemnifying party (or, where such indemnifying party is the Parent, given the Parent) at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party (or, where such indemnified party is the Parent, the prior written consent of the Parent), effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
     (d) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a) and (b) of this Section 11 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Parent on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Parent on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Parent on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Parent, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Parent on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Parent or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
     (e) The Company, the Parent and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(e) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.
     (f) Notwithstanding the provisions of this Section 11, the Parent shall not be required to indemnify the Underwriters or contribute any amount, in either case or collectively, that exceeds the amount received by the Parent from the Company out of the net proceeds of the Offering to repay amounts owing to the Parent under an inter-company loan, as described under “Use of Proceeds” in the Prospectuses.
     (g) The indemnity and contribution agreements contained in this Section 11 and the covenants, warranties and representations of the Company and the Parent contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company or the Parent, their respective directors or officers or any person who controls the Company or the Parent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares to be sold by the Company pursuant hereto. The Company, the Parent and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or the Parent, against any of their officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Preliminary Prospectus, the Prospectuses or any Permitted Free Writing Prospectus.
     12. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page of the U.S. Prospectus and the statements set forth in (i) the fourth paragraph, (ii) the first paragraph in the section titled “Commissions,” (iii) the section titled “Price Stabilization, Short Positions and Passive Market Making,” and (iv) the third and fourth paragraphs in the section titled “Affiliations,” each under the caption “Underwriting” in the

Prospectuses, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 11 hereof.
     13. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to BMO Nesbitt Burns Inc., 1 First Canadian Place, 4th Floor, Toronto, Ontario, M5X 1H3, Attention: Mr. Harold Wolkin and to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Ms. Patricia Franklin and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 25 Reuter Drive, Cambridge, Ontario N3E 1A9, Attention: Mr. Silvano Ghirardi and, if to the Parent, shall be sufficient in all respects if delivered or sent to the Parent at ATS Automation Tooling Services Inc., 250 Royal Oak Road, Cambridge, Ontario N3H 4R6, Attention: Mr. Stewart McCuaig.
     14. Governing Law. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York.
     15. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of the Company and the Parent with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, the Company and the Parent agree as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company and the Parent an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.
     16. Submission to Jurisdiction; Appointment of Agent for Service.
     (a) By the execution and delivery of this Agreement, each Underwriter, the Company and the Parent (i) submits to the non-exclusive jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the

State of New York (each a “New York Court”) for the purpose of any suit, action, counterclaim or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectuses (each, a “Legal Action”), (ii) agrees that all claims in respect of any Legal Action may be heard and determined in any New York Court, (iii) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any New York Court or from any legal process therein, and (iv) waives, to the fullest extent permitted by law, any claim that such Legal Action is brought in an inconvenient forum. Each Underwriter, the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholder and affiliates) and the Parent (on its behalf and on behalf of its shareholders and affiliates) each waive all right to trial by jury in any Legal Action (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.
     (b) The Company, the Parent and each Underwriter agree that a non-appealable judgment in any such Legal Action brought in any such court shall be conclusive and binding upon the Company, the Parent, and the Underwriters, as applicable, and may be enforced in any other court, the jurisdiction of which the Company, the Parent, and the Underwriters are or may be subject to, by suit upon such judgment.
     (c) The Company hereby irrevocably appoints Photowatt Technologies USA Inc., with offices at 540-A Silver Creek NW, Albuquerque, New Mexico, 87121, as its agent for service of process in any Legal Action described in the preceding paragraph and agrees that service of process in any such Legal Action may be made upon it at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as the Company’s agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.
     (d) The Parent irrevocably appoints Matrix Solar Technologies, Inc., with offices at 540-A Silver Creek NW, Albuquerque, New Mexico 87121, as its agent for service of process in any Legal Action described in Section 16(a) and agrees that service of process in any such Legal Action may be made upon it at the office of such agent. The Parent waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Parent represents and warrants that such agent has agreed to act as the Parent’s agent for service of process, and the Parent agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.
     17. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the Parent, and to the extent provided in Section 11 hereof, the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. Any affiliate of any Underwriter which is duly qualified and authorized to sell the Shares in Canada pursuant to the Canadian Prospectus and offers and sells the Shares in any of the Qualifying Provinces or any affiliate of any Underwriter that signs the Canadian Prospectus shall be deemed a third party beneficiary of the representations and warranties of the Company contained in Section 3, the representations and warranties of the Parent contained in Section 4, the covenants of the Company and the Parent contained in Sections 5 and 6, the indemnification and contribution obligations of the Company and the Parent contained in Section 11 and the officers’ certificates, legal opinions and other documents required to be delivered to the Underwriters pursuant hereto, and each such affiliate shall have the right to enforce such provisions of this Agreement to the same extent as if it were an Underwriter. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
     18. No Fiduciary Relationship. The Company and the Parent each hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company and the Parent each further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company or the Parent, their respective management, shareholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company or the Parent, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Parent each hereby confirm their understanding and agreement to that effect. The Company, the Parent and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company or the Parent regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company or the Parent. The Company and the Parent each hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Parent may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or the Parent in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
     19. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
     20. Construction. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
     21. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Company, the Parent and their successors and assigns and any successor or assign of any substantial portion of the Company’s, the Parent’s and any of the Underwriters’ respective businesses and/or assets.

     22. Time. Time shall be of the essence in this Agreement.
[The Remainder of this Page Intentionally Left Blank; Signature Page Follows]

     If the foregoing correctly sets forth the understanding among the Company, the Parent and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the Parent and the Underwriters, severally.

Very truly yours, Photowatt Technologies Inc.
By:
Name:
Title:

ATS Automation Tooling Systems Inc.
By:
Name:
Title:

     Accepted and agreed to as of the date
first above written, on behalf of
themselves and the other several
Underwriters named in Schedule A

BMO Nesbitt Burns Inc.

By:
Name:
Title:

By:
Name:
Title:

UBS Securities LLC

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A
Underwriters

Underwriter	Number of Firm Shares
BMO Nesbitt Burns Inc.
UBS Securities LLC
Cowen and Company, LLC
GMP Securities L.P.
Scotia Capital Inc.
Sprott Securities Inc.

Total	10,937,500

Sch A-1

SCHEDULE B
Pricing Terms included in Disclosure Package
Number of Firm Shares Offered: •
Number of Additional Shares Offered: •
Public Offering Price per Share (for Shares offered and sold in Canada): •
Public Offering Price per Share (for Shares offered and sold outside Canada): •
Price per share paid by Underwriters (for Shares offered and sold in Canada): •
Price per share paid by Underwriters (for Shares offered and sold outside Canada): •
Date of Delivery of Firm Shares: •
Permitted Free Writing Prospectuses
Electronic road show presentation relating to the Shares available on http://www.roadshow.com from March 1, 2007 to March •, 2007.
Term Sheet, dated February 28, 2007, titled “Photowatt Technologies Inc. — Initial Public Offering of Common Shares.”
Term Sheet, dated March •, 2007, titled “Photowatt Technologies Inc. — Initial Public Offering of Common Shares.”

Sch B-1

SCHEDULE C

List of Subsidiaries	Jurisdiction of Incorporation

Photowatt Technologies USA Inc.	Delaware
Photowatt International S.A.S.	France
Spheral Solar Power, Inc.	Ontario

Sch C-1

EXHIBIT A-1
Lock-Up Agreement
March •, 2007
BMO Nesbitt Burns Inc.
UBS Securities LLC
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein
c/o BMO Nesbitt Burns Inc.
1 First Canadian Place
4th Floor
Toronto, Ontario
M5X 1H3
Ladies and Gentlemen:
     This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Photowatt Technologies Inc., a Canadian corporation (the “Company”), ATS Automation Tooling Systems Inc., an Ontario corporation (the “Parent”), and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common shares, no par value per share, of the Company (the “Common Shares”).
     In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of BMO Nesbitt Burns Inc. and UBS Securities LLC (the “Managing Underwriters”), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Shares or any other securities of the Company that are substantially similar to Common Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares or any other securities of the Company that are substantially similar to Common Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a)

A-1-1

the registration of the offer and sale of Common Shares as contemplated by the Underwriting Agreement and the sale of the Common Shares to the Underwriters (as defined in the Underwriting Agreement) in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, (c) dispositions to the immediate family of the undersigned or to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, (d) dispositions of securities acquired in open-market transactions, or (e) participation in tenders involving a majority of the Company’s shares. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.
     In addition, the undersigned hereby waives, for the Lock-Up Period, any rights the undersigned may have to require registration of Common Shares in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of the Managing Underwriters, make any demand for, or exercise any right with respect to, the registration of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares or any such securities.
     Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.
     In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.
     The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Shares.
     Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
* * *

A-1-2

     If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the Registration Statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

A-1-3

EXHIBIT A-2
List of Parties to Execute Lock-Up Agreements

Name		Position
1.	Silvano Ghirardi	President and Chief Executive Officer
2.	David Adams	Senior Vice President and Chief Financial Officer
3.	Gary J. Seiter	Senior Vice President — Operations and Technology
4.	Jean-Louis Dubien	Managing Director, Photowatt France
5.	Robert M. Franklin	Director — Chairman
6.	Wayne S. Hill	Director
7.	Ronald J. Jutras	Director
8.	Kirk Mandy	Director
9.	Stewart McCuaig	Director
10.	C. Ian Ross	Director
11.	John W. Sheridan	Director
12.	Gerald R. Beard	Director
13.	ATS Automation Tooling Systems Inc.	Parent
14.	Directed Share Participants >$100,000

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EXHIBIT B
Opinion of Shearman & Sterling LLP
1.	Photowatt Technologies USA Inc. (the “Subsidiary”) is validly existing and is in good standing under the law of the State of Delaware and has all corporate power and authority to conduct its business as described in the U.S. Prospectus.

2.	All of the issued and outstanding capital stock of the Subsidiary is validly issued and outstanding, fully paid and non-assessable and • is the record holder of all of the outstanding shares of the Subsidiary.

3.	The outstanding Common Shares of the Company are duly listed for quotation on Nasdaq and the Company is not required to take any further action in connection with the quotation of the Shares on Nasdaq.

4.	Assuming the due authorization, execution and delivery of the Underwriting Agreement under the laws of the Province of Ontario and the federal laws of Canada applicable therein, the Underwriting Agreement (to the extent that execution and delivery are governed by the laws of the State of New York) has been duly executed and delivered by each of the Company and the Parent.

5.	Each of the Registration Statement, the U.S. Preliminary Final Prospectus and the U.S. Prospectus and any amendments thereof or supplements thereto (other than the financial statements and other financial data contained therein or omitted therefrom, as to which we express no opinion) appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

6.	The Registration Statement has become effective under the Securities Act and, to our knowledge, no stop order proceedings with respect thereto are pending or threatened under the Securities Act, and any required filing of the U.S. Prospectus and any supplement thereto pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by such Rule 424 and in the manner and in the time period required by Rule 430A under the Securities Act; and the class of securities consisting of the Common Shares has been registered under Section 12(b) of the Exchange Act.

7.	No authorization, approval or other action by, and no notice to or filing with, any United States federal or New York governmental authority or regulatory body, or any third party that is a party to any of the documents filed as an exhibit to the Registration Statement, is required for the due execution, delivery or performance by the Company of the Underwriting Agreement, except as have been obtained and are in full force and effect under the Securities Act.

8.	The execution and delivery of the Underwriting Agreement by each of the Company and the Parent do not, and the performance by the Company and the Parent of their obligations thereunder and the consummation of the transactions contemplated thereby will not, result in a violation of Generally Applicable Law, or any order, writ, judgment, injunction, decree, determination or award known to such counsel, or result in a breach of, a default under or the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Company or the Parent under, or result in or require the creation of any lien upon or security interest in any property of the Company pursuant to the terms of, any agreement or document listed in Schedule •.

9.	To our knowledge, (i) neither the Company nor the Parent is a party to any legal or governmental action or proceeding in the United States that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement; and (ii) there are no actions, suits, claims, investigations or proceedings in the United States pending, threatened or contemplated to which the Company or the Subsidiary or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement, the U.S. Preliminary Final Prospectus and the U.S. Prospectus but are not so described as required.

10.	The Company is not, and after the issuance of the Shares and the use of the proceeds therefrom as contemplated in the Prospectus will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

11.	The statements in the Registration Statement, the U.S. Preliminary Prospectus and the U.S. Prospectus under the captions “Underwriting,” “Certain U.S. Federal Income Tax Considerations,” and “Shares Eligible for Future Sale,” in each case, insofar as such statements constitute summaries of the U.S. legal matters and documents referred to therein, fairly summarize, in all material respects, such legal matters and documents.

12.	Except as described in the Registration Statement with respect to the Parent, no person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement, to cause the Company to register under the Securities Act any Common Shares or other equity interest in the Company or to include any such shares or interest in the Registration Statement or the offering contemplated thereby.

13.	Under the laws of the State of New York relating to submission of personal jurisdiction, each of the Company and the Parent has, pursuant to Section 16 of the Underwriting Agreement, validly (i) submitted to the non-exclusive jurisdiction of any federal or state court in the City, County and State of New York, in any action based on or under this Agreement, and (ii) appointed Photowatt Technologies USA Inc. as its authorized agent for the purposes described in Section 16 of this Agreement.

14.	We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Parent and representatives of the Underwriters at which the contents of the Registration Statement, the U.S. Preliminary Prospectus, the U.S. Preliminary Final Prospectus, the U.S.

Prospectus, the Canadian Prospectus, the Permitted Free Writing Prospectuses, if any, and related matters were discussed and, on the basis of the foregoing, no facts came to our attention which gave us reason to believe that (i) the Registration Statement (other than the financial statements and other financial data contained therein or omitted therefrom, as to which we have not been requested to comment), as of the date of the effectiveness of the Registration Statement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package (other than the financial statements and other financial data contained therein or omitted therefrom, as to which we have not been requested to comment), at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the U.S. Prospectus (other than the financial statements and other financial contained therein or omitted therefrom, as to which we have not been requested to comment), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading. As used herein, (A) “Disclosure Package” means the U.S. Preliminary Final Prospectus together with the Permitted Free Writing Prospectuses attached hereto as Annex A, (B) “Applicable Time” means • [A.M./P.M.], New York City time, on •, and (C) “Pricing Information” means (i) the number of Shares being offered by the Company and (ii) the public offering price per Share, in the case of each of clause (C)(i) and (C)(ii), as reflected on the cover page of the Prospectuses.
Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

EXHIBIT C
Opinion of Blake, Cassels & Graydon LLP
1.	The Company has been incorporated and is a corporation existing under the federal laws of Canada, with the corporate power and capacity to own, lease and operate its properties and to conduct its business as described in the Prospectuses, to execute and deliver the Underwriting Agreement and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Shares as contemplated by the Underwriting Agreement.

2.	The Parent has the corporate power and capacity to execute and deliver the Underwriting Agreement and to perform its obligations thereunder.

3.	Spheral Solar Power, Inc. (the “Subsidiary”) is a corporation existing under the laws of the Province of Ontario, with full corporate power and capacity to own, lease and operate its properties and to conduct its business as described in the Prospectuses.

4.	The Underwriting Agreement has been duly authorized, and to the extent execution and delivery are governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein, executed and delivered by each of the Company and the Parent.

5.	The Shares to be sold by the Company pursuant to the Underwriting Agreement have been duly authorized and, upon payment therefor in accordance with the Underwriting Agreement, will be validly issued as fully paid and non-assessable.

6.	The Company has an authorized and outstanding capitalization as set forth in the Prospectuses under the headings “Description of Share Capital” and “Capitalization”; all of the issued and outstanding shares of the Company have been duly authorized and validly issued, are fully paid and non-assessable, are free of statutory preemptive rights and there are no preemptive or similar rights of any security holder arising out of any agreement filed as an exhibit to the Registration Statement.

7.	All of the outstanding shares of the Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and the Company is the holder of record of all of the outstanding shares of the Subsidiary.

8.	The Shares have been conditionally approved for listing on the TSX, subject to the Company fulfilling the requirements of such exchange set forth in the conditional approval letter on or before the date referred to in such letter.

9.	The authorized shares of the Company, including the Shares, conform in all material respects to the descriptions thereof contained in the Prospectuses; and the certificates for the common shares of the Company comply with (i) the provisions of the Canada Business Corporations Act, (ii) any applicable requirements of the constating documents of the Company and (iii) the share certificate requirements of the TSX.

10.	The Canadian Prospectus in connection with the offering of the Shares (including the PREP Information, but excluding the financial statements, notes thereto and schedules and other financial data included therein, as to which we express no opinion) complies as to form in all material respects to the requirements of the securities laws of the Province of Ontario.

11.	No Governmental Approval is required in connection with the issuance and sale of the Shares to be sold by the Company pursuant to the Underwriting Agreement or with the consummation of the transactions contemplated by the Underwriting Agreement, except for such as have been made or obtained under Canadian Securities Laws.

12.	The execution, delivery and performance of the Underwriting Agreement by the Company and the Parent, the issuance and sale of the Shares to be sold by the Company pursuant to the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or, except with respect to the repayment of amounts owing by the Company to the Parent if the gross proceeds of the offering exceed US$175 million as described in the Canadian Prospectus under “Use of Proceeds, give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or the Subsidiary pursuant to) (i) the articles or by-laws of the Company, the Subsidiary or the Parent, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument, in each case which is filed as an exhibit to the Registration Statement, (iii) Applicable Laws; or (iv) to our knowledge, any judgment, order or decree of any Governmental Authorities.

13.	To our knowledge (i) neither the Company nor the Parent is a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement, and (ii) there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or the Subsidiary or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any Governmental Authorities which are required under securities laws of the Province of Ontario to be described in the Prospectuses but are not so described as required.

14.	The Company is a “reporting issuer” under the securities laws of each Canadian province that recognizes the concept of “reporting issuer” and is not on the list of defaulting issuers maintained thereunder by such provinces.

15.	The statements in the Canadian Prospectus under the captions “Description of Share Capital,” “Our Relationship with ATS” and “Purchaser’s Statutory Rights of Withdrawal and Rescission” and in the Registration Statement under “Part II — Information Not Required in Prospectus — Indemnification of Directors and Officers” insofar as such statements constitute a summary of the Canadian legal matters, documents or proceedings referred to therein, are, in all material respects, accurate summaries of such legal matters, documents and proceedings. Our opinion in the Canadian Prospectus under the heading “Eligibility For Investment” is confirmed as of the date hereof.

16.	Subject to the limitations, assumptions and qualifications and relying upon the matters set out therein, the statements in the Canadian Prospectus under the heading “Taxation —Canadian Federal Tax Considerations — Taxation of Resident Holders” summarize the material Canadian federal income tax considerations under the Income Tax Act (Canada) generally applicable to the holding and disposition of Shares by a holder that is or is deemed to be resident in Canada for the purposes of such Act who acquires Shares in the Offering under the Canadian Prospectus.

17.	Subject to the limitations, assumptions and qualifications and relying upon the matters set out therein, the statements in the Canadian Prospectus under the heading “Taxation —Canadian Federal Tax Considerations — Taxation of U.S. Holders” summarize the material Canadian federal tax considerations generally applicable to the holding and disposition of Shares by a holder that is not resident or deemed to be resident in Canada for purposes of the Income Tax Act (Canada) who acquires Shares in the Offering under the Canadian Prospectus.

18.	To our knowledge, no holders of securities of the Company have rights to the qualification of such securities under the Canadian Prospectus. Except as described in the Registration Statement with respect to the Parent, no person has the right, pursuant to the terms of any contract, agreement or other instrument filed as an exhibit to the Registration Statement, to cause the Company to qualify under securities laws of the Province of Ontario any Common Shares or shares of any other capital stock or other equity interest in the Company or to include any such shares or interest in the Canadian Prospectus or the offering contemplated thereby.

19.	A MRRS decision document has been obtained in respect of each Canadian Preliminary Prospectus and the Canadian Prospectus from the Reviewing Authority and, subject to the filing of standard post-closing notices of distribution, all necessary documents have been filed, all necessary proceedings have been taken and all necessary consents, approvals, and authorizations have been obtained under Canadian Securities Laws to qualify the distribution of the Shares to be offered, sold and delivered, as contemplated by the Underwriting Agreement in each of the provinces of Canada by or through persons registered under such laws; to the knowledge of such counsel, no order suspending the distribution of the Shares has been issued, and no proceedings for that purpose have been instituted or are pending institution by any Canadian Securities Authority.

20.	To our knowledge, neither the Company nor the Subsidiary is in violation of its respective certificate of incorporation or by-laws and neither the Company nor the Subsidiary is in default in the performance of any material obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is filed as an exhibit to the Registration Statement to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary or their respective property is bound.

21.	A court of competent jurisdiction in the Province of Ontario (an “Ontario Court”) would give effect to the choice of the law of the State of New York (“New York law”) as the governing law of contract claims under the Underwriting Agreement, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy, as that term as is understood under the laws of the Province of Ontario and the laws of Canada applicable therein (“Public Policy”). We have no reason to believe that the choice of New York law to govern this Agreement (except as to provisions in the Underwriting Agreement providing for indemnity or contribution, as to which no opinion is expressed) is not bona fide or would be contrary to Public Policy.

22.	In an action on a final and conclusive judgment in personam of any federal or state court in the State of New York (a “New York Court”) with respect to or arising out of any transactions contemplated under the Underwriting Agreement that is not impeachable as void or voidable under New York law, an Ontario Court would give effect to the appointment by the Company and the Parent of Photowatt Technologies USA Inc. as its agent to receive service of process in the United States under the Underwriting Agreement and to the provisions in the Underwriting Agreement whereby the Company submits to the non-exclusive jurisdiction of a New York Court.

23.	If the Underwriting Agreement is sought to be enforced in the Province of Ontario in accordance with the laws applicable thereto as chosen by the parties, namely New York law, an Ontario Court would, subject to paragraph 19 above, recognize the choice of New York law and, upon appropriate evidence as to such law being adduced, apply such law with respect to those matters which under the laws of the Province of Ontario are to be determined by the proper law of the Underwriting Agreement (and in particular, but without limitation, not with respect to matters of procedure), provided that none of the provisions of the Underwriting Agreement, or of applicable New York law, is contrary to Public Policy and that those laws are not foreign revenue, expropriatory or penal laws; provided, however, that, in matters of procedure, the laws of the Province of Ontario will be applied, and an Ontario Court will retain discretion to decline to hear such action if it is contrary to Public Policy for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere and an Ontario Court may not enforce an obligation enforceable under New York law where performance of the obligation would be illegal by the law of the place of performance.

24.	The laws of the Province of Ontario and the laws of Canada applicable therein permit an action to be brought in an Ontario Court on a final and conclusive judgment in personam of a New York Court that is subsisting and unsatisfied respecting the enforcement of the Underwriting Agreement that is not impeachable as void or voidable under New York law for a sum certain if: (A) the court rendering such judgment had jurisdiction, as determined under Ontario laws, over the judgment debtor and the subject matter of the action; (B) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with Public Policy or contrary to any order made by the Attorney-General of Canada under the Foreign Extraterritorial Measures Act

(Canada) or the Competition Tribunal under the Competition Act (Canada); (C) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws; (D) the action to enforce such judgment is commenced in compliance with the Limitations Act, 2002 (Ontario); (E) in the case of a judgment obtained by default, there has been no manifest error in the granting of such judgment; and (F) no new admissible evidence, right or defence relevant to the action is discovered prior to the rendering of judgment by an Ontario Court. Under the Currency Act (Canada), an Ontario Court may only give judgment in Canadian dollars.

25.	No stamp or other issuance or transfer taxes or duties or withholding taxes are payable under the laws of the Province of Ontario or the federal laws of Canada by or on behalf of the Underwriters to the Government of Canada or the Government of Ontario in connection with (A) the issue, sale and delivery of the Shares by the Company to or for the respective accounts of the Underwriters or (B) the sale and delivery outside Canada by the Underwriters of the Shares in the manner contemplated in the Underwriting Agreement.

26.	The French language version of the Canadian Preliminary Prospectus and the Canadian Prospectus (except for the financial information provided by KPMG LLP, Chartered Accountants, and the information set forth under the caption “Capitalization” and the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Summary Combined Financial Data” and “Selected Combined Financial Data”) is in all material respects a complete and accurate translation of the English language version thereof. [Note: To be delivered as a separate opinion by the Montreal office of Blake, Cassels & Graydon, LLP.]

27.	We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Parent and representatives of the Underwriters at which the contents of the Registration Statement, the Preliminary Prospectuses, the U.S. Prospectus, the Canadian Prospectus, the Permitted Free Writing Prospectuses, if any, and related matters were discussed and, on the basis of the foregoing (relying as to materiality with respect to factual matters, to the extent we deem appropriate, on statements by officers and other representatives of the Company and the Parent), nothing has come to our attention that causes us to believe that (i) the Disclosure Package (as defined below) as of the Applicable Time (as defined below), when taken together with the Pricing Information (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) the Canadian Prospectus, as of its date (or any amendment thereof or supplement thereto made prior to the time of purchase as of the date of such amendment or supplement) and as of the time of purchase, contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that we express no opinion in this paragraph 27 with respect to the financial statements and schedules, and other financial data derived therefrom, included in the Disclosure Package or the Canadian Prospectus). As used herein, (A) “Disclosure Package” means the Final PREP Prospectus when taken together with the Pricing Information (as defined below), (B) “Applicable Time” means •

[A.M./P.M.], New York City time, on •, and (C) “Pricing Information” means (i) the number of Shares being offered by the Company and (ii) the public offering price per Share, in the case of each of clause (C)(i) and (C)(ii), as reflected on the cover page of the Supplemented PREP Prospectus. Under the Securities Act (Ontario), a material fact, where used in relation to securities issued or proposed to be issued, means a fact that would reasonably be expected to have a significant effect on the market price or value of such securities. [Note: To be delivered as a separate opinion by the Toronto office of Blake, Cassels & Graydon LLP.]
Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement. In addition, the following terms shall have the meaning set forth below:
“Applicable Laws” means those laws, rules and regulations of the Province of Ontario and the federal laws, rules and regulations of Canada, in each case that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement (other than the Canadian Securities Laws), but without having made any special investigation as to the applicability of any specific law, rule or regulation.
“Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Company) in the transactions contemplated by the Underwriting Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties.
“Governmental Authorities” means any court, regulatory body, administrative agency or governmental body of the Province of Ontario or Canada having jurisdiction over the Company under Applicable Laws.

EXHIBIT D
Opinion of Ernst & Young — Société d’Avocats
1.	The statements set forth in the Prospectuses under the captions “Business — Environmental Matters,” “Business — Share Compensation Arrangements — Stock Option Plan,” and “Business — Key Partnerships — Collaborative Research & Development (LETI),” insofar as they purport to describe French statutes, regulations, orders, governmental franchises and governmental licences and legal or governmental proceedings with respect to Photowatt Technologies Inc. (the “Company”) and its Subsidiaries taken as a whole are accurate and fairly summarize in all material respects such statutes, regulations, orders, franchises, licences and proceedings.

2.	To our best knowledge, there are no pending or threatened legal or governmental proceedings that are material to the Company or its Subsidiaries taken as a whole that are not otherwise described in the Registration Statement and the Prospectuses.

3.	Photowatt International has been duly incorporated and is validly existing and in good standing (in respect of the filing of annual returns where required) under the laws of France as of the time of purchase and has full corporate power and authority to own, lease and operate its properties and assets and conduct its business in France.

4.	All of the issued and outstanding shares in the capital of Photowatt International have been duly authorized and validly issued and are fully paid and non-assessable.

5.	To our best knowledge, the draft reorganization documents dated •, 2007 that we reviewed will be signed on the day of closing and with their signing, the Company will be the registered holder of all of the issued and outstanding shares in Photowatt International.

6.	Other than as described in the Prospectuses, there are no rights granted to or in favor of any person to acquire any unissued shares or other securities of Photowatt International.

7.	To our best knowledge, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument to which Photowatt International is a party. This statement is to be limited to the following agreements: French Atomic Energy Commission agreement, J.L. Dubien employment agreement and the two France credit facilities.

8.	To our best knowledge, no revocation or limitation of any permit, licence, franchise or approval held by Photowatt International is pending or threatened and Photowatt International is not in default or violation of any thereof with the exception of the contamination mentioned in the Prospectuses under the caption “Business — Environmental Matters,” where such revocation, limitation, default or violation has or could have a material adverse effect on Photowatt International.
Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

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EXHIBIT E
Opinion of Stewart McCuaig, General Counsel
1.	All of the issued and outstanding shares of the Company are free of contractual preemptive rights, resale rights, rights of first refusal or similar rights.

2.	Except as described in the Registration Statement and the Prospectuses, all of the issued and outstanding shares of capital stock of each Subsidiary of the Company is registered in the name of the Company or a Subsidiary of the Company.

3.	Except as disclosed in the Registration Statement and the Prospectuses, there is not pending or threatened against the Company any material action, suit, proceeding or investigation before or by any court, regulatory body, or administrative agency or any other governmental agency or body, domestic or foreign, except any such action, suit, proceeding or investigation which, if resolved adversely to the Company, would not, individually or in the aggregate, have a Material Adverse Effect.

4.	To such counsel’s knowledge, the conduct of the businesses of the Company and its Subsidiaries is not in violation of any statute, administrative regulation or other law, which violations, individually or in the aggregate, is likely to result in a Material Adverse Effect.

5.	Such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Parent and representatives of the Underwriters at which the contents of the Registration Statement, the Preliminary Prospectuses, the U.S. Prospectus, the Canadian Prospectus, the Permitted Free Writing Prospectuses, if any, and related matters were discussed and, on the basis of the foregoing (relying with respect to factual matters, to the extent such counsel deems appropriate, on statements by officers and other representatives of the Company and the Parent), nothing has come to such counsel’s attention that causes him to believe that (i) the Disclosure Package (as defined below) as of the Applicable Time (as defined below), when taken together with the Pricing Information (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) the Canadian Prospectus, as of its date (or any amendment thereof or supplement thereto made prior to the time of purchase as of the date of such amendment or supplement) and as of the time of purchase, contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel expresses no opinion in this paragraph 5 with respect to the financial statements and schedules, and other financial data derived therefrom, included in the Disclosure Package or the Canadian Prospectus). As used herein, (A) “Disclosure Package” means the Final PREP Prospectus when taken together with the Pricing Information (as defined below), (B) “Applicable Time” means • [A.M./P.M.], New York City time, on •, and (C) “Pricing Information” means (i) the number of Shares being offered by the Company and (ii) the public offering price per Share, in the case of each of clause (C)(i) and (C)(ii), as reflected on the cover page of the Prospectuses. Under the Securities Act (Ontario), a material fact, where

E-1

used in relation to securities issued or proposed to be issued, means a fact that would reasonably be expected to have a significant effect on the market price or value of such securities.
Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

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EXHIBIT F
Officers’ Certificate
     Each of the undersigned, Silvano Ghirardi, President and Chief Executive Officer of Photowatt Technologies Inc., a Canadian corporation (the “Company”), and David Adams, Senior Vice President and Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 8(l) of that certain Underwriting Agreement dated March •, 2007 (the “Underwriting Agreement”) among the Company, ATS Automation Tooling Systems Inc., an Ontario corporation (the “Parent”) and, on behalf of the several Underwriters named therein, BMO Nesbitt Burns Inc. and UBS Securities LLC, that as of March •, 2007:
1.	He has reviewed the Registration Statement, each Preliminary Prospectus, the Canadian Prospectus, the U.S. Prospectus and each Permitted Free Writing Prospectus, if any.

2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.	The conditions set forth in paragraph 8(k) of the Underwriting Agreement have been met.
     Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
     In Witness Whereof, the undersigned have hereunto set their hands on this • day of March, 2007.

Name:	Silvano Ghirardi
Title:	President and Chief Executive Officer

Name:	David Adams
Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT G
Certificate of the Parent
     The undersigned, Gerald R. Beard, on behalf of ATS Automation Tooling Systems Inc., an Ontario corporation (the “Parent”), does hereby certify pursuant to Section 8(m) of that certain Underwriting Agreement dated March •, 2007 (the “Underwriting Agreement”) among the Company, the Parent, and the Underwriters named therein, that as of March •, 2007:
1.	The Parent has reviewed the Registration Statement, each Preliminary Prospectus, the Canadian Prospectus, the U.S. Prospectus and each Permitted Free Writing Prospectus, if any.

2.	The representations and warranties of the Parent as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Parent has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.
     Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
     In Witness Whereof, the undersigned has hereunto set his hands on this • day of March, 2007 on behalf of the Parent.

ATS Automation Tooling Systems inc.

Name:	Gerald R. Beard
Title:	Vice President and Chief Financial Officer

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